Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF (QDTY)

YieldMax® S&P 500 0DTE Covered Call Strategy ETF (SDTY)

YieldMax® Russell 2000 0DTE Covered Call Strategy ETF (RDTY)

Each listed on The Nasdaq Stock Market, LLC

September 12, 2025

Supplement to the Prospectus and

Statement of Additional Information (“SAI”),

each dated February 4, 2025,

as previously supplemented

Effective immediately, the first sentence of the section of the prospectus titled “Taxes on Distributions” is deleted and replaced with the following sentence:

Each Fund intends to pay out dividends and interest income, if any, weekly, and distribute any net realized capital gains to its shareholders at least annually.

Effective immediately, the first sentence of the section of the SAI titled “Taxation of Shareholders – Distributions” is deleted and replaced with the following sentence:

Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards).

Please retain this Supplement for future reference.